Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Trillium All Cap Fund (the “Fund”)

Supplement dated September 20, 2019 to the
Statutory Prospectus dated October 31, 2018

On May 15, 2015, the Trust registered Institutional Class and Retail Class shares of the Trillium All Cap Fund with the U.S. Securities and Exchange Commission. Subsequently, the shares were never publicly offered and the Advisor has determined that the shares will never be offered.

Accordingly, the Trust and the Advisor have decided to discontinue updating information for this series and its associated classes going forward.

Please retain this Supplement with your Prospectus.